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                                                                    EXHIBIT 10.8


TOTAL RECALL TV SERIES/Term Sheet
As of March 18, 1997


Table Of Contents

1.       Definitions

1.1      Parties
1.2      Underlying Property
1.3      Series/Episodes

2.       Series And Other Productions

2.1      Production Order
2.2      Acquisition/Option
2.3      First and Last

3.       Payments

3.1      Per Episode Advance
3.2      Per Episode Payment Schedule
3.3      Per Unit Royalty

4.       Production Parameters

4.1      Program Specs
4.2      Clearances
4.3      Delivery
4.4      Cutting/Editing

5.       Home Video Distribution

5.1      Territory
5.2      Term
5.3      Initial Broadcast
5.4      Holdbacks
5.5      Home Video Marketing
5.6      Release Requirement
5.7      Residuals

6.       Miscellaneous Provisions


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As of March 18, 1997
                                                                         Page 2


6.1      Reps And Warranties
6.2      Use By Miramax Of Literary Material
6.3      Actors
6.4      Formal Agreement


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TOTAL RECALL
Term Sheet
Miramax w/ Team Entertainment


1.   DEFINITIONS

1.1  PARTIES:                              Team Communications Group, Inc.
                                           doing business as TEAM
                                           Entertainment Group("TEAM") and
                                           Miramax Film Corp. ("Miramax").

1.2  UNDERLYING PROPERTY:                  All rights of whatever kind and
                                           nature ever acquired by DSL
                                           Entertainment, Inc. and/or any
                                           successor including TEAM with
                                           respect to motion picture "Total
                                           Recall" and underlying rights
                                           thereto.

1.3  SERIES/EPISODES:                      All episodes of any television
                                           series based on Underlying
                                           Property produced by, in
                                           association with or under
                                           authority of TEAM.

2.   SERIES AND OTHER PRODUCTIONS

2.1  PRODUCTION ORDER:                     TEAM reps and warrants it has, or
                                           prior to start of production and in
                                           any event not later than December
                                           31, 1997 will have, a pay-or-play
                                           order for 22 episodes, intended for
                                           broadcast by first run syndication
                                           on free-over-the-air television or
                                           on a network listed in section 4.1
                                           hereof.  TEAM has advised Miramax
                                           that TEAM is partnered with
                                           Alliance Productions, Ltd. which
                                           may serve as a Canadian producer of
                                           series.
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2.2  ACQUISITION/OPTION:                   Miramax to acquire all forms of
                                           home video rights, now or hereafter
                                           known, to first 26 episodes
                                           broadcast during first TV season.
                                           Miramax to have option to acquire
                                           first season episodes produced but
                                           not broadcast, and first season
                                           episodes in excess of 26 episodes,
                                           as well as successive annual
                                           options to acquire subsequent
                                           season episodes; each option to be
                                           exercisable within ten business
                                           days after notice from TEAM.
                                           Episodes to be minimum 60 minutes
                                           (less commercial time).

2.3  FIRST AND LAST:                       Miramax to have right of first
                                           negotiation and first refusal with
                                           respect to home video rights in all
                                           other programs and productions
                                           based on Underlying Property
                                           produced by, in association with or
                                           under authority of TEAM, including,
                                           without limitation, television
                                           movies and mini-series not
                                           broadcast as part of a TV season;
                                           such option to be in effect for
                                           programs and productions commenced
                                           during any TV season as to which
                                           Miramax has home video rights to
                                           series episodes, and for a 3 year
                                           tail period after end of last TV
                                           season for which Miramax has home
                                           video rights.

3.   PAYMENTS


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3.1  PER EPISODE ADVANCE:                  Miramax to pay to a designated
                                           TEAM/Alliance joint account,
                                           $118,182 per episode for first
                                           season episodes, 5% bump in second
                                           season, 10% bump in each of third
                                           and subsequent years, all bumps to
                                           be straight (that is, based on
                                           first season hour episode price and
                                           not compounded).  Advance to be
                                           recoupable against royalties and
                                           fully cross collateralized
                                           throughout the Territory among all
                                           episodes.  TEAM has advised Miramax
                                           that for TEAM's purposes,
                                           allocation of said $118,182 per
                                           episode advance to be $65 K for
                                           U.S. portion of Territory and
                                           $53,182 for non-U.S. portion of
                                           Territory.  In each TV season, (x)
                                           license fee for pilot longer than
                                           60 minutes exhibited at start of
                                           season to be at one hour price; (y)
                                           license fee for any other episode
                                           longer than 60 minutes and MOW's
                                           broadcast to be pro-rated based on
                                           basis of $118,182 per hour (or then
                                           applicable hour price).

3.2  PER EPISODE
     PAYMENT SCHEDULE:                     7 business days after delivery of
                                           each episode to Miramax, so long as
                                           Miramax has received written
                                           notification from TEAM of initial
                                           U.S. broadcast of the first
                                           episode.  Payment shall be limited
                                           to no more than thirteen (13)
                                           episodes per quarter, and payment
                                           for episodes in excess of thirteen


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                                           (13) shall be 7 business days after
                                           commencement of the next quarter.

3.3   PER UNIT ROYALTY:                    25% of wholesale; 12 1/2% of
                                           wholesale for sell-through ($29.95
                                           or lower).

4.   PRODUCTION PARAMETERS

4.1  PROGRAM SPECS:                        one hour; live action; photographed
                                           on super 16 mm or 35 mm film; in
                                           color; English language; Miramax to
                                           have meaningful consultation re:
                                           all story, creative and production
                                           elements and personnel; if [co]-
                                           financed under CAVCO, Canadian
                                           production to be consistent with
                                           applicable CAVCO guidelines then in
                                           effect; broadcast of program to be
                                           under title "Total Recall" or
                                           substantially similar title;
                                           initial U.S. broadcast to be on
                                           first-run syndication, with
                                           penetration of not less than 70% of
                                           U.S. households, or any of
                                           following networks:  ABC, CBS, Fox,
                                           NBC, UPN, TNT, WB, HBO or Showtime
                                           networks; if initial U.S. broadcast
                                           not on first-run syndication or is
                                           on another network, Miramax to have
                                           right to opt out of acquisitions
                                           (or further acquisitions) under
                                           this deal.

4.2  CLEARANCES:                           TEAM to clear all rights, including
                                           music, on a flat, worldwide basis
                                           for home video for Term set forth
                                           in section 5.2 hereof.


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4.3  DELIVERY:                             Delivery schedule to include
                                           (without limitation) chain of
                                           title, E&O insurance, music
                                           licenses, music cue sheet, video
                                           transfer, access to all underlying
                                           film or video and sound materials,
                                           publicity materials, etc.  Delivery
                                           list to be negotiated in good faith
                                           based on customary delivery for
                                           agreements of this kind.

4.4      CUTTING/EDITING:                  Subject to contractual and guild
                                           dubbing, doubling and cutting
                                           rights restrictions, Miramax to
                                           have right for home video release
                                           to cut, edit and add material,
                                           combine episodes into longer
                                           programs, change story continuity
                                           (all of foregoing after meaningful
                                           consultation with TEAM), include
                                           more than one episode on one video
                                           device, dub, subtitle, release "out
                                           take", "making of" and "best of"
                                           videos, etc.  Miramax to pay costs
                                           of foregoing, including any guild
                                           payments arising solely from
                                           exercise of such cutting/editing
                                           rights.

5.   HOME VIDEO DISTRIBUTION

5.1  TERRITORY:                            Miramax to have home video
                                           distribution rights throughout the
                                           universe (other than Canada, Japan
                                           and Spain).  TEAM hereby grants the
                                           rights to Canada to Miramax,
                                           provided that: (a) such grant does


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                                           not compromise Alliance's CAVCO
                                           requirements to produce the series
                                           as a Canadian content program, and;
                                           (b) Alliance and Miramax, prior to
                                           June 1, 1997, reach a mutually
                                           acceptable (to Alliance and
                                           Miramax) distribution agreement for
                                           Canada.  If no such agreement is
                                           reached by June 1, 1997, the
                                           aggregate Per Episode Advance set
                                           forth in pragraph 3.1 herein, shall
                                           be reduced by $150,000 (i.e.,
                                           $6818.18 per episode, for 22
                                           episodes) for the first and
                                           subsequent seasons, to compensate
                                           for the loss by Miramax of the
                                           Canadian rights.

5.2  TERM:                                 Distribution term for all episodes
                                           hereunder will expire on the date
                                           22 years after delivery to Miramax
                                           of last episode hereunder.  Miramax
                                           to have first negotiation/first
                                           refusal to extend Term.

5.3  INITIAL BROADCAST:                    Initial episode to be broadcast not
                                           later than first quarter of 1999
                                           television season, failing which
                                           upon notice from TEAM of intended
                                           initial broadcast date, Miramax to
                                           have right to opt out of this deal.

5.4  HOLDBACKS:                            Miramax not to release an episode
                                           on home video until 45 days after
                                           initial U.S. TV broadcast.

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5.5  HOME VIDEO MARKETING:                 Miramax to have sole control of
                                           home video marketing, subject to
                                           meaningful consultation with TEAM.
                                           Miramax to comply with billing
                                           block, screen billing, paid
                                           advertisement, name and likeness
                                           (so long as Miramax's prior consent
                                           has been obtained with respect to
                                           such name and likeness
                                           requirements, which consent shall
                                           not be unreasonably withheld), and
                                           other similar requirements of which
                                           TEAM informs Miramax on a timely
                                           basis.  Miramax to have approval of
                                           credits in or part of artwork title
                                           on home video boxes.

5.6  HOME VIDEO
     RELEASE REQUIREMENT:                  For each TV season in which minimum
                                           of 22 60-minute episodes are
                                           broadcast, Miramax to release in
                                           U.S. minimum 6 episodes within 6
                                           months after initial broadcast of
                                           22nd episode.  In each case of
                                           coupling (2 or more episodes per
                                           cassette), each coupled episode to
                                           count toward the 6; similarly, in
                                           each case of combination of more
                                           than one episode into longer
                                           programs, each episode which is
                                           part of longer program to count
                                           toward the 6.  U.S. home video
                                           release to be under Miramax,
                                           Dimension or Buena Vista Home Video
                                           labels.

5.7  RESIDUALS:                            To be paid by TEAM, except to
                                           extent such residuals result solely

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                                           from exercise of Miramax' cutting/
                                           editing rights.

6.   MISCELLANEOUS PROVISIONS

6.1  REPS AND WARRANTIES:                  TEAM and Miramax each to make
                                           customary reps and warranties for
                                           agreements of this kind.

6.2  USE BY MIRAMAX OF
     LITERARY MATERIAL:                    Miramax to have royalty-free right
                                           to use in and in connection with
                                           Miramax's "Total Recall" motion
                                           picture and related rights, any
                                           literary material created for
                                           program and not included in
                                           Underlying Property, such as new
                                           characters, themes, plots,
                                           settings, dialogue and slogans (as
                                           well as variations of existing
                                           characters, themes, plots,
                                           settings, dialogue and slogans
                                           included in Underlying Property),
                                           subject to guild obligations, if
                                           any.

6.3  ACTORS:                               TEAM to use good faith efforts to
                                           afford Miramax opportunity to
                                           negotiate motion picture options
                                           with program's principal cast, for
                                           production during hiatus periods.
                                           Under no circumstances will TEAM be
                                           in breach of this agreement because
                                           of its failure to obtain such
                                           opportunity for Miramax.

6.4  FORMAL AGREEMENT:                     Although the parties intend to
                                           enter in a formal agreement, this


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                                           is a binding agreement and will
                                           continue to be so unless and until
                                           superseded by a formal agreement.




Agreed to and accepted:

TEAM Entertainment Group


By:_______________________
     Drew S. Levin
     President/CEO


Miramax Film Corp.


By:_______________________

     Its: